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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
              Pursuant to 18 U.S.C.ss.1350, as adopted pursuant to
                    ss. 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of VASCO Data Security International, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 (the "Report"), I, T. Kendall Hunt, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ T. Kendall Hunt
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T. Kendall Hunt
Chief Executive Officer and Director

March 28, 2003